UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Short-Term Municipal Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 0.89%, 1.62%, 1.65% and 0.63% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and for the 3-year, 5-year and 10-year periods shown for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.81%	2.66%	2.61%	3.47%
Class B	2.07%	1.90%	1.85%	2.70%
Class C	2.11%	1.88%	1.84%	2.69%
Institutional Class	3.11%	2.93%	2.89%	3.74%
Lehman Brothers 1-Year G.O. Bond Index+	3.88%	2.74%	2.40%	3.45%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

+ The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/07	$ 10.25	$ 10.25	$ 10.25	$ 10.25
10/31/06	$ 10.30	$ 10.30	$ 10.29	$ 10.30
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .34	$ .26	$ .25	$ .37
October Income Dividend	$ .0296	$ .0224	$ .0227	$ .0314
SEC 30-day Yield as of 10/31/07++	3.10%	2.42%	2.41%	3.46%
Tax Equivalent Yield as of 10/31/07++	4.77%	3.72%	3.71%	5.32%
Current Annualized Distribution Rate as of 10/31/07++	3.40%	2.57%	2.61%	3.61%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short-Term Municipal Bond Fund — Class A [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,075	$10,603	$11,147	$13,781
	Average annual total return	.75%	1.97%	2.20%	3.26%
Class B	Growth of $10,000	$9,908	$10,382	$10,862	$13,052
	Average annual total return	-.92%	1.26%	1.67%	2.70%
Class C	Growth of $10,000	$10,211	$10,574	$10,953	$13,043
	Average annual total return	2.11%	1.88%	1.84%	2.69%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,388	$10,845	$11,261	$14,037
	Average annual total return	3.88%	2.74%	2.40%	3.45%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Short-Term Municipal Bond Fund — Institutional Class [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,031,100	$1,090,600	$1,153,200	$1,443,600
	Average annual total return	3.11%	2.93%	2.89%	3.74%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,038,800	$1,084,500	$1,126,100	$1,403,700
	Average annual total return	3.88%	2.74%	2.40%	3.45%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	30	of	58	51
3-Year	6	of	53	12
5-Year	2	of	43	5
10-Year	2	of	24	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.70% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/07
DWS Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.09%	2.82%	2.76%	3.59%
Lehman Brothers 1-Year G.O. Bond Index+	3.88%	2.74%	2.40%	3.45%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 10.24
10/31/06	$ 10.29
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .36
October Income Dividend	$ .0309
SEC 30-day Yield as of 10/31/07++	3.41%
Tax Equivalent Yield as of 10/31/07++	5.25%
Current Annualized Distribution Rate as of 10/31/07++	3.55%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.74% had certain expenses not been reduced. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.88% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	31	of	58	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class S [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,309	$10,869	$11,456	$14,228
	Average annual total return	3.09%	2.82%	2.76%	3.59%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,388	$10,845	$11,261	$14,037
	Average annual total return	3.88%	2.74%	2.40%	3.45%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,013.00	$ 1,010.20	$ 1,010.00	$ 1,015.30	$ 1,014.40
Expenses Paid per $1,000*	$ 4.31	$ 8.11	$ 8.26	$ 3.05	$ 2.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,020.92	$ 1,017.14	$ 1,016.99	$ 1,022.18	$ 1,022.33
Expenses Paid per $1,000*	$ 4.33	$ 8.13	$ 8.29	$ 3.06	$ 2.91
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	0.85%	1.60%	1.63%	0.60%	0.57%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short-Term Municipal Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the DWS Short-Term Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2003.

Over 31 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 2003.

Over 21 years of investment industry experience.

BA, Duke University.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2003.

Over 10 years of investment industry experience.

BA, Taylor University.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers for DWS Short-Term Municipal Bond Fund. Shelly Deitert is a portfolio manager for the fund. In the following interview, the municipal bond management team discusses the fund's strategy and the market environment during the annual period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the performance of the municipal bond market during the annual period ended October 31, 2007?

A: Returns for the municipal bond market were modestly positive for the full period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 2.91% for the 12-month period ended October 31, 2007.1 Within the municipal market, shorter-term issues outperformed, as reflected in the 3.88% return for the Lehman Brothers 1-Year General Obligation Bond Index.2 Municipals underperformed the broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, which returned 5.38% for the same period.3 The primary driver of taxable outperformance versus municipals was a flight to quality in July and August in the wake of the subprime mortgage crisis. While municipals as an asset class generally offers high quality, US Treasuries were the primary beneficiary of investors' heightened risk sensitivity during the final quarter of the fund's fiscal year.

1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprising more than 35,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.
2 The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity up to two years, are backed by the full faith and credit of an issuer with taxing power, and were issued after December 31, 1990.
3 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Municipal issuance was very high during the fiscal period. To illustrate, for the first 10 months of 2007, issuance was up 23% versus 2006. On the demand side, the picture was mixed. For much of the year, the municipal market was supported by interest from institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. This source of support eased late in the period as many of these investors seeking liquidity as the subprime crisis unfolded unwound this exposure or declined to add new positions. Flows from mutual funds were positive for the full year, while demand from retail investors vacillated.

The US Federal Reserve Board (the Fed) reduced the federal funds rate, the benchmark short-term lending rate, twice late in the period, by a total of 75 basis points to 4.50%. The municipal yield curve steepened significantly during the period.4 For the 12 months, yields on two-year municipal issues fell by 14 basis points, while bonds with 30-year maturities experienced a yield increase of 33 basis points, resulting in a steepening of 47 basis points. Between one and five years, the municipal curve began the period slightly inverted and ended it with an upward slope. (100 basis points equal one percentage point. See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Municipal Bond Yield Curve (as of 10/31/06 and 10/31/07)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

Q: How did DWS Short-Term Municipal Bond Fund perform for the annual period ended October 31, 2007?

A: DWS Short-Term Municipal Bond Fund posted positive results in the period. The fund's class A shares returned 2.81%, compared with a return of 3.88% for its benchmark, the unmanaged Lehman Brothers 1-year General Obligation Bond Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund also lagged its average peer in the Lipper Short Municipal Debt Funds category, which gained 2.96%.5

5 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned and how did this positioning impact performace over the period?

A: We have continued to maintain a relatively conservative posture with respect to yield curve positioning, meaning that we focused primarily on shorter-term issues with maturities of three years or less. Due to the past flattening of the yield curve, we have limited exposure to securities with maturities over 10 years. Our yield curve positioning helped performance as yields fell and prices rose on shorter-term issues, while the opposite happened on the longer end of the curve.

For most of the period we avoided tobacco-related issues which experienced an uptick in supply during the year. This helped performance as credit spreads widened, meaning that lower-quality issues such as tobacco bonds underperformed.6 Near the end of the period, we added exposure to tobacco, as it appeared that these issues had cheapened to attractive levels. The fund's significant exposure to bonds that were prerefunded also helped performance as lower-quality credit spreads widened.7

6 Credit spread is the additional yield provided by non-Treasury fixed income securities versus Treasury securities of comparable duration.
7 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.

While we have maintained overall a conservative posture with respect to credit quality, we have at the same time employed intensive research in order to try to identify specific opportunities to pick up yield. One example is our addition to the portfolio of a newer structure, municipal issues with coupons that are reset quarterly based on a percentage of LIBOR (a benchmark for taxable short-term rates) plus a fixed spread based primarily on credit risk. While these issues have a very short duration, and thus carry little interest rate risk, they were impacted by the summer's subprime crisis. As credit spreads widened in the flight to quality, and as yields on municipal bonds rose more than the LIBOR reference rate, prices of these securities suffered, thus detracted from the fund's performance. The fund's exposure to prepaid utility contract bonds, which are guaranteed by brokerage firms, most of whom had subprime exposure, constrained performance as well.

At the end of October 2007, two-year municipals were yielding a high 84.3% of comparable maturity Treasuries, supporting our view that municipals are attractively priced at current levels. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	10/31/07	10/31/06

Revenue Bonds	53%	60%
ETM/Prerefunded	27%	11%
General Obligation Bonds	13%	14%
Lease Obligations	6%	14%
Open End Investment Company	1%	1%
	100%	100%
Quality	10/31/07	10/31/06

AAA	47%	48%
AA	30%	21%
A	11%	10%
BBB	7%	6%
Not Rated	5%	15%
	100%	100%
Effective Maturity	10/31/07	10/31/06

0-4.99 years	90%	92%
5-9.99 years	10%	8%
	100%	100%
Top Five State Allocations	10/31/07	10/31/06

Texas	11%	5%
Illinois	8%	6%
Florida	8%	6%
Pennsylvania	5%	5%
California	5%	4%

Weighted average effective maturity: 1.7 years and 1.4 years, respectively.

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.2%
Alabama 3.6%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, The Club Apartments, Series I, AMT, ETM, 5.65%, 6/1/2008	1,875,000	1,892,531
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	475,174	475,887
Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants:
5.0%, 2/1/2041 (a)	8,000,000	8,511,520
Series A, 5.75%, 2/1/2038 (a)	5,000,000	5,188,700
		16,068,638
Alaska 1.4%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	5,690,000	5,893,816
Palmer, AK, Hospital & Health Care Revenue, Valley Hospital Association, 5.0%, 12/1/2008 (a)	490,000	493,361
		6,387,177
Arizona 3.6%
Arizona, Health Facilities Authority Revenue, Banner Health:
Series A, 5.0%, 1/1/2019	2,000,000	2,081,180
Series A, 5.0%, 1/1/2020	2,435,000	2,524,559
Series A, 5.0%, 1/1/2022	2,000,000	2,059,920
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	340,000	351,472
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	90,000	91,456
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	1,935,000	1,990,689
Scottsdale, AZ, General Obligation, Prerefunded, 5.5%, 7/1/2022	3,000,000	3,099,870
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,581,915
Snowflake, AZ, Sales & Special Tax Revenue, 4.0% 7/1/2013	495,000	491,139
		16,272,200
Arkansas 1.2%
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	455,000	455,500
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	40,000	30,978
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	4,815,000	4,818,467
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	8,999	9,032
		5,313,977
California 4.5%
California, Water Resource Development, Series Q, 5.1%, 3/1/2008	170,000	170,207
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	830,000	854,253
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	249,788
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013	520,000	517,353
Contra Costa County, CA, Multi-Family Housing Revenue, Pleasant Hill Bart Transit, Series A, AMT, 3.95%, 4/15/2046	5,000,000	5,001,400
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	15,000	15,229
Northern California, Gas Authority Project No. 1 Revenue, 4.135%*, 7/1/2019	8,000,000	7,490,000
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	200,000	198,682
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	845,000	873,629
San Diego, CA, Sales & Special Tax Revenue, Regional Transmission Community Sales, Series A, ETM, 6.0%, 4/1/2008	660,000	665,729
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,571,673
Taft, CA, Core City General Obligation Lease, Public Funding Authority, Series A, 5.95%, 1/1/2011	1,440,000	1,456,646
		20,064,589
Colorado 2.4%
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project, AMT:
144A, 5.6%, 12/1/2012, US Bank NA (b)	245,000	245,105
144A, 5.8%, 12/1/2017, US Bank NA (b)	355,000	355,220
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,234
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	5,000	5,151
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, BNP Paribas (b)	1,750,000	1,783,355
Colorado, Housing & Finance Authority, Multi-Family Housing Program, Series C, AMT, 3.95%, 10/1/2008	765,000	767,272
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	60,000	61,487
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
AMT, 5.0%, 5/1/2032 (a)	1,250,000	1,268,050
Series A-2, AMT, 7.25%, 5/1/2027	80,000	82,474
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, 4.9%, 9/1/2010 (a)	4,500,000	4,549,410
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	420,000	423,352
Pueblo County, CO, Certificates of Participation, 6.25%, 12/1/2010	705,000	731,712
		10,637,822
Connecticut 1.2%
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, AMT, 4.75%, 12/1/2028	5,125,000	5,170,459
District of Columbia 0.1%
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	90,000	90,584
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	545,000	557,077
		647,661
Florida 8.0%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	132,000	137,485
Broward County, FL, Airport Systems Revenue, AMT, Series E, 5.25%, 10/1/2012 (a)	6,000,000	6,131,880
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	140,000	140,136
Florida, Citizens Property Insurance Corp., High Risk Account, Series A, 5.0%, 3/1/2009 (a)	3,000,000	3,060,540
Florida, Hurricane Catastrophe Fund, Finance Corp. Revenue, Series A, 5.0%, 7/1/2008	10,000,000	10,103,100
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,271,960
Miami-Dade County, FL, School Board, Certificates of Participation, Series C, 4.0%, 10/1/2008 (a)	2,625,000	2,637,022
Pinellas County, FL, Single Family Housing Revenue, Housing Authority, 4.6%, 12/1/2010 (a)	7,580,000	7,831,580
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,570,975
Tampa, FL, Allegany Health System Revenue, St. Mary's, ETM, 5.75%, 12/1/2007 (a)	970,000	971,620
		35,856,298
Georgia 3.0%
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	130,000	133,695
Canton, GA, Multi-Family Housing Authority, Canterbury Ridge Apartments Project, AMT, 4.9%, 3/1/2008	45,000	45,175
Carroll County, GA, School District, Sales Tax, 5.0%, 4/1/2010	2,000,000	2,073,340
Chatham County, GA, Hospital & Healthcare Revenue, 5.25%, 1/1/2016 (a)	250,000	254,372
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,765,000	2,794,281
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Park Briarcliff Apartments, Series A, 4.55%, 12/1/2028	250,000	252,043
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	765,000	771,449
Douglas County, GA, Housing Authority, Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	95,000	95,435
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2009	3,000,000	3,047,760
Series A, 5.0%, 3/15/2010	4,000,000	4,104,520
		13,572,070
Hawaii 0.2%
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,075,000	1,087,309
Idaho 0.7%
Bingham County, ID, Industrial Development Revenue, Industrial Development Corporation Idaho Supreme Potatoes, Inc., AMT:
144A, 5.3%, 11/1/2007, Wells Fargo Bank NA (b)	305,000	305,000
144A, 5.4%, 11/1/2008, Wells Fargo Bank NA (b)	325,000	325,361
144A, 5.5%, 11/1/2009, Wells Fargo Bank NA (b)	355,000	355,419
144A, 5.6%, 11/1/2010, Wells Fargo Bank NA (b)	80,000	80,095
144A, 5.7%, 11/1/2011, Wells Fargo Bank NA (b)	85,000	85,103
144A, 5.8%, 11/1/2012, Wells Fargo Bank NA (b)	90,000	90,110
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series G-2, 5.75%, 1/1/2014	30,000	30,083
Series E, 5.95%, 7/1/2020	75,000	76,417
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	245,000	246,695
5.15%, 7/1/2023	655,000	660,220
5.4%, 7/1/2021	145,000	147,720
5.95%, 7/1/2019	530,000	544,125
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT, Series H-2:
5.1%, 7/1/2020	120,000	121,254
5.85%, 1/1/2014	140,000	142,506
		3,210,108
Illinois 8.0%
Chicago, IL, Housing Authority Capital, Program Revenue, 5.0%, 7/1/2008 (a)	2,000,000	2,019,840
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	230,000	240,582
Elgin, IL, Core City General Obligation, 6.0%, 1/1/2013	1,000,000	1,053,280
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,260,000	1,326,830
Huntley, IL, Sales & Special Tax Revenue:
Series A, 6.45%, 3/1/2028	6,041,000	6,218,545
7.75%, 3/1/2028	5,460,000	5,641,873
7.75%, 3/1/2029	4,613,000	4,948,642
Illinois, Development Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke, Series B, 3.05%, 2/1/2033 (a)	600,000	598,878
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	1,000,000	1,025,060
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	865,000	866,938
Lake County, IL, Forest Preserve District, Series A, 4.295%*, 12/15/2020	5,000,000	4,936,700
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%*, 12/1/2014, LaSalle Bank NA (b)	755,000	755,091
McLean & Woodford Counties, IL, Community Unit School District No. 5, Prerefunded, 6.375%, 12/1/2016 (a)	4,820,000	5,339,933
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	1,135,000	1,120,631
		36,092,823
Indiana 3.9%
Indiana, Bond Bank Revenue, State Revolving Fund, Series B, 5.25%, 8/1/2019	4,000,000	4,225,920
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,961,117
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, 11/1/2027	1,000,000	1,045,020
Indiana, Transportation Finance Authority, Highway Revenue, Series A, 5.25%, 6/1/2016 (a)	5,000,000	5,423,000
Jasper, IN, Hospital & Healthcare Revenue, Hospital Authority Facility, 3.4%, 11/1/2007 (a)	390,000	390,000
Lawrence, IN, Multi-Family Housing Revenue, Pinnacle Apartments Project, AMT, 5.15%, 6/1/2024	2,965,000	2,972,235
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	335,000	352,366
Wells County, IN, Hospital Authority Revenue, ETM, 7.25%, 4/1/2009	25,000	25,483
		17,395,141
Kansas 1.8%
Junction City, KS, General Obligation:
Series E, 5.0%, 12/1/2007	2,250,000	2,251,305
Series A, 5.0%, 6/1/2008	3,925,000	3,951,847
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue, Series B-4, AMT, 4.25%, 6/1/2023	990,000	1,000,543
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	685,000	691,138
		7,894,833
Kentucky 0.7%
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	2,805,000	2,891,674
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	25,000	25,198
		2,916,872
Louisiana 0.1%
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	90,000	93,939
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	530,000	541,273
		635,212
Maine 0.2%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	1,009,141
Maryland 1.8%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	2,250,000	2,361,105
Maryland, University of Maryland, Systems Auxiliary Facility & Tuition Revenue, Series A, 5.0%, 4/1/2012	5,000,000	5,303,250
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	325,000	321,328
Series A, AMT, 5.6%, 12/1/2034	90,000	90,744
Series A, AMT, 7.0%, 8/1/2033	95,000	96,382
Series A, AMT, 7.4%, 8/1/2032	80,000	81,262
		8,254,071
Massachusetts 0.5%
Massachusetts, Bay Transportation Authority Revenue, Prerefunded, Series A, 5.25%, 7/1/2030	2,170,000	2,270,558
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (a)	45,000	45,197
		2,315,755
Michigan 1.4%
Detroit, MI, Sewer Disposal Revenue, Series D, 4.105%*, 7/1/2032 (a)	4,110,000	3,935,325
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	185,000	195,789
Michigan, Higher Education Revenue, Higher Education Student Loan Authority, Series XVII-I, AMT, 2.95%, 3/1/2008 (a)	1,000,000	996,910
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (b)	1,000,000	1,000,510
		6,128,534
Minnesota 0.5%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	740,000	726,532
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,275,000	1,307,168
		2,033,700
Mississippi 0.3%
Corinth & Alcorn County, MS, Hospital Revenue, Magnolia Regional Health Center, Series A, 5.0%, 10/1/2008	420,000	421,944
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	725,000	757,241
		1,179,185
Missouri 3.5%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	190,000	192,193
Des Peres, MO, Sales & Special Tax Revenue, Tax Increment, Series B, 4.4%, 4/15/2014	250,000	246,887
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	635,000	667,245
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	105,914
Missouri, Bi-State Development Agency, Illinois Metropolitan District Revenue, Metrolink, Series A, 3.95%*, 10/1/2035, JPMorgan Chase Bank (b)	2,000,000	2,015,580
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (b)	685,000	692,802
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	125,000	129,475
Missouri, Housing Development Community, Single Family Mortgage, AMT, 7.45%, 9/1/2031	150,000	154,679
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,115
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage, Series C, AMT, 7.25%, 9/1/2026	80,000	81,204
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, 5.0%, 2/1/2014	5,000,000	5,288,450
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	2,455,000	2,574,141
Missouri, State Public Utilities Commission Revenue, Interim Construction Notes, 4.75%, 9/1/2008	2,000,000	2,020,340
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (b)	1,480,000	1,489,072
		15,673,097
Montana 0.4%
Great Falls, MT, Multi-Family Housing Revenue, Autumn Run Apartments Projects, AMT, 4.9%, 1/1/2038, US Bank NA (b)	1,975,000	1,979,029
Nebraska 0.9%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009, US Bank NA (b)	425,000	425,395
5.25%, 3/15/2014, US Bank NA (b)	1,610,000	1,617,615
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
4.6%, 12/1/2007, US Bank NA (b)	185,000	184,976
4.7%, 12/1/2008, US Bank NA (b)	190,000	189,996
5.0%, 12/1/2010, US Bank NA (b)	45,000	45,008
5.0%, 12/1/2011, US Bank NA (b)	180,000	180,022
5.1%, 12/1/2012, US Bank NA (b)	135,000	135,022
5.2%, 12/1/2013, US Bank NA (b)	195,000	195,041
Nebhelp, Inc., NE, Student Loan Program, AMT, 5.875%, 6/1/2014 (a)	1,095,000	1,102,971
		4,076,046
Nevada 0.4%
Nevada, Housing Division, Multi Unit Housing Revenue:
Series C-2, AMT, 5.2%, 4/1/2030	125,000	125,689
Series B-1, 5.25%, 10/1/2017	370,000	372,013
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	35,000	35,899
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	230,000	231,297
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,055,971
		1,820,869
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018, Landesbank Hessen-Thuringen (b)	25,000	25,501
New Jersey 3.2%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT:
4.8%, 11/1/2007	115,000	115,000
5.0%, 11/1/2008	125,000	126,384
5.0%, 11/1/2010	215,000	217,363
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	185,000	185,192
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	914,441	914,716
New Jersey, State General Obligation, Educational Facilities Authority Revenue, Series B, 5.0%, 7/1/2008 (a)	235,000	237,500
New Jersey, State Transportation Trust Fund Authority:
Series C, 5.0%, 6/15/2011	5,000,000	5,255,500
Series A, 6.125%, 6/15/2015	6,650,000	7,098,077
		14,149,732
New Mexico 0.1%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 6.5%, 1/1/2018	192,100	197,009
New Mexico, Student Loans Revenue, Series IV-B, AMT, 7.45%, 3/1/2010	375,000	376,016
		573,025
New York 4.4%
Hempstead, NY, Higher Education Revenue, 4.2%, 2/1/2008	240,000	240,334
New York, State General Obligation, Series C, 5.375%, 10/1/2011 (a)	1,000,000	1,001,520
New York, Tobacco Settlement Financing Corp., Series C-1, 5.25%, 6/1/2013	14,595,000	14,714,241
New York, NY, General Obligation, Series G, 5.0%, 12/1/2015	3,060,000	3,268,049
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	629,665
		19,853,809
North Carolina 0.8%
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	3,515,000	3,684,564
Ohio 3.1%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, 4.75%, 9/20/2011	160,000	163,493
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-1, 5.0%, 6/1/2015	4,500,000	4,563,585
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, 5.65%, 4/20/2013	225,000	235,863
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (b)	755,000	756,261
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	46,220
Ohio, American Municipal Power, Inc., Electricity Purchase Revenue, Series A, 5.0%, 2/1/2011	5,000,000	5,166,850
Ohio, Housing Finance Agency, Single Family Mortgage Revenue, Series A, 5.75%, 4/1/2016 (a)	55,000	55,070
Ohio, State Higher Education Capital Facilities, Series II-A, 5.5%, 12/1/2009	2,490,000	2,595,003
Ohio, Water & Sewer Revenue, ETM, 7.25%, 12/1/2008 (a)	180,000	183,396
		13,765,741
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	35,000	26,287
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, 5.2%, 12/1/2013	470,000	485,543
		511,830
Oregon 0.6%
Portland, OR, Multi-Family Housing Authority Revenue, AMT:
6.125%, 5/1/2017, US National Bank of Oregon (b)	1,545,000	1,561,053
6.3%, 5/1/2029, US National Bank of Oregon (b)	1,000,000	1,011,250
		2,572,303
Pennsylvania 5.3%
Allegheny County, PA, Residential Finance Mortgage Revenue Authority, Single Family Mortgage, Series DD-2, AMT, 4.8%, 11/1/2007	95,000	95,000
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	55,000	56,835
Chester County, PA, Hospital Authority, ETM, 7.5%, 7/1/2009	5,000	5,182
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	1,110,000	1,124,541
Delaware County, PA, College Revenue Authority, Series A, 5.15%, 10/1/2013 (a)	300,000	302,283
Delaware County, PA, College Revenue Authority, Eastern College, Series B, 4.95%, 10/1/2008	345,000	345,669
Delaware County, PA, Hospital & Healthcare Revenue, Dunwoody Village, Series B, 4.0%, 4/1/2034	250,000	247,985
Delaware County, PA, Water & Sewer Revenue, Industrial Development Authority, Series B, AMT, 3.75%, 6/1/2010 (a)	565,000	563,158
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,784,266
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	1,470,000	1,485,435
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	30,000	30,226
Pennsylvania, Housing Finance Agency, Single Family Mortgage:
Series 65A, AMT, 4.8%, 10/1/2022	5,000	5,019
Series 90A, AMT, 5.0%, 10/1/2035	2,380,000	2,457,969
Pennsylvania, State General Obligation:
Third Series, 5.0%, 9/1/2013 (a)	5,000,000	5,365,650
First Series, 5.0%, 1/1/2014 (a)	5,000,000	5,316,200
Pennsylvania, State Higher Education Facilities Authority Revenue, Independent Colleges & University, Series H8, 5.0%, 5/1/2011, Allied Irish Bank PLC (b)	1,155,000	1,156,120
Pennsylvania, TJHU System Project, 6.0%, 1/11/2011 (c)	759,675	757,844
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	255,000	250,326
Series C, 4.7%, 7/1/2013	245,000	240,509
Series E, 4.7%, 7/1/2013	285,000	279,776
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	995,000	989,100
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A, 6.0%, 12/1/2011, PNC Bank NA (b)	460,000	462,765
Wayne Pike, PA, Joint School Authority, ETM, 6.0%, 12/1/2007 (a)	330,000	330,624
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	305,000	305,351
		23,957,833
Puerto Rico 3.3%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2008	10,000,000	10,141,300
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	968,623
Puerto Rico, Municipal Finance Agency, Series A, 5.0%, 8/1/2009	3,500,000	3,577,700
		14,687,623
South Carolina 0.9%
South Carolina, Economic Development Authority Revenue, Caterpillar, Inc. Project, AMT, 5.05%, 6/1/2008	500,000	500,510
South Carolina, State Public Service Authority Revenue, Series D, 5.25%, 1/1/2014 (a)	3,500,000	3,758,790
		4,259,300
South Dakota 0.2%
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	970,000	983,182
Tennessee 3.1%
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	130,000	128,476
Sumner County, TN, School Capital Outlay Notes, 4.0%, 6/1/2009	5,600,000	5,638,304
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.0%, 9/1/2009	5,000,000	5,094,800
Tennessee, Housing Development Agency, Homeownership Program, AMT, Series 2006-3, 5.75%, 7/1/2037	3,000,000	3,200,130
		14,061,710
Texas 10.3%
Austin, TX, General Obligation, 5.0%, 9/1/2010	6,000,000	6,029,280
Bexar County, TX, Single Family Housing Revenue, Single Family Mortgage, Series C, 5.5%, 3/1/2019 (c)	589,188	590,496
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	218,127
Harris County, TX, Hospital District Mortgage Revenue, 7.4%, 2/15/2010 (a)	1,555,000	1,627,276
Lewisville, TX, Independent School District, Prerefunded, 5.25%, 8/15/2027	1,315,000	1,378,067
San Antonio, TX, Electric & Gas Revenue, 5.25%, 2/1/2009	8,320,000	8,504,787
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	835,000	815,019
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	775,000	768,746
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	115,000	119,053
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 4.515%*, 12/15/2026	17,350,000	15,701,750
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 4.515%*, 9/15/2017	7,000,000	6,851,250
Texas, Sabine River Authority, Series A, 6.875%, 9/1/2008	500,000	504,720
Wichita Falls, TX, Water & Sewer Revenue, Prerefunded, 5.375%, 8/1/2024 (a)	3,000,000	3,196,440
		46,305,011
Utah 1.1%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	245,000	254,369
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	20,000	20,205
Series A-2, Class III, AMT, 5.2%, 7/1/2011	35,000	35,397
Series B-2, Class III, AMT, 5.25%, 7/1/2011	35,000	35,414
Series A-2, Class II, AMT, 5.4%, 7/1/2016	65,000	65,867
Series C, Class III, AMT, 6.25%, 7/1/2014	175,000	178,829
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	1,005,000	1,017,231
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	1,960,000	1,964,096
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	1,530,000	1,525,930
		5,097,338
Vermont 0.4%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	1,585,000	1,642,535
Virginia 2.4%
Newport News, VA, School District Revenue Lease, School Board:
3.0%, 11/1/2007	835,000	835,000
3.2%, 11/1/2008	885,000	891,797
3.2%, 11/1/2009	940,000	947,219
3.3%, 11/1/2010	995,000	1,003,318
3.5%, 11/1/2011	1,055,000	1,065,033
3.65%, 11/1/2012	1,125,000	1,136,689
3.75%, 11/1/2013	1,195,000	1,208,121
4.0%, 11/1/2014	1,270,000	1,285,824
4.1%, 11/1/2015	1,930,000	1,954,994
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,152
		10,604,147
Washington 0.0%
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (b)	60,000	60,383
Wisconsin 3.6%
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	3,415,000	3,507,991
Wisconsin, State General Obligation, Series A, 5.75%, 5/1/2020	10,000,000	10,552,500
Wisconsin, State Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc., 5.25%, 8/15/2017 (a)	2,125,000	2,170,325
		16,230,816
Total Municipal Bonds and Notes (Cost $437,515,832)		436,718,999

Open End Investment Company 1.0%
BlackRock Liquidity Funds MuniCash Portfolio, 3.35%** (Cost $4,730,754)	4,730,754	4,730,754
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $442,246,586)+	98.2	441,449,753
Other Assets and Liabilities, Net	1.8	7,886,670
Net Assets	100.0	449,336,423
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2007.
** Current yield; not a coupon rate.
+ The cost for federal income tax purposes was $442,252,069. At October 31, 2007, net unrealized depreciation for all securities based on tax cost was $802,316. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,422,053 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,224,369.
(a) Bond is insured by one of these companies:
Insurance Companies	As a % of Total Investment Portfolio
American Capital Access	1.1
Ambac Financial Group, Inc.	3.5
Financial Guaranty Insurance Company	4.8
Financial Security Assurance, Inc.	8.4
MBIA Corp.	8.0
Radian Assets Assurance, Inc.	0.3
(b) Security incorporates a letter of credit from a major bank.
(c) Taxable issue

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At October 31, 2007, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
2/21/2008 2/21/2018	16,500,000[1]	Fixed — 3.977%	Floating—BMA	(364,441)
11/1/2007 5/1/2021	2,250,000[2]	Fixed — 3.867%	Floating—BMA	(11,344)
11/7/2007 11/7/2021	5,500,000[1]	Fixed — 3.835%	Floating—BMA	(1,169)
Total unrealized depreciation				(376,954)
Counterparties: [1] Citigroup Global Markets, Inc. [2] Merrill Lynch, Pierce, Fenner & Smith, Inc. BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments in securities, at value (cost $442,246,586)	441,449,753
Cash	56,041
Receivable for investments sold	2,461,804
Receivable for Fund shares sold	509,783
Due from Advisor	92,394
Interest receivable	6,214,302
Other assets	46,317
Total assets	450,830,394
Liabilities
Payable for Fund shares redeemed	489,960
Unrealized depreciation on interest rate swap contracts	376,954
Distributions payable	242,800
Accrued management fee	165,937
Other accrued expenses and payables	218,320
Total liabilities	1,493,971
Net assets, at value	$ 449,336,423
Net Assets Consist of
Accumulated distributions in excess of net investment income	(242,800)
Net unrealized appreciation (depreciation) on: Investments	(796,833)
Interest rate swap contracts	(376,954)
Accumulated net realized gain (loss)	(5,750,726)
Paid-in capital	456,503,736
Net assets, at value	$ 449,336,423

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($62,517,147 ÷ 6,099,808 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.25
Maximum offering price per share (100 ÷ 98.00 of $10.25)	$ 10.46

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,310,674 ÷ 323,059 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.25

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,664,044 ÷ 2,797,791 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.25
Class S Net Asset Value, offering and redemption price(a) per share ($260,477,360 ÷ 25,444,057 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.24

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($94,367,198 ÷ 9,207,300 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.25
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Interest	$ 19,713,940
Expenses: Management fee	1,910,061
Administration fee	477,649
Distribution and service fees	513,964
Professional fees	94,277
Trustees' fees and expenses	24,180
Reports to shareholders	85,626
Services to shareholders	686,461
Registration fees	87,540
Custodian fee	18,895
Other	58,193
Total expenses before expense reductions	3,956,846
Expense reductions	(549,575)
Total expenses after expense reductions	3,407,271
Net investment income	16,306,669
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(423,737)
Interest rate swap contracts	(199,000)
(622,737)
Change in net unrealized appreciation (depreciation) on: Investments	(1,520,935)
Interest rate swap contracts	(49,334)
(1,570,269)
Net gain (loss)	(2,193,006)
Net increase (decrease) in net assets resulting from operations	$ 14,113,663

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income	$ 16,306,669	$ 18,100,740
Net realized gain (loss)	(622,737)	1,518,179
Change in net unrealized appreciation (depreciation)	(1,570,269)	(530,513)
Net increase (decrease) in net assets resulting from operations	14,113,663	19,088,406
Distributions to shareholders from: Net investment income: Class A	(2,177,586)	(3,092,434)
Class B	(95,695)	(102,591)
Class C	(794,997)	(959,094)
Investment Class	—	(9,336,226)
Class S	(9,633,926)	(285,762)
Institutional Class	(3,631,901)	(4,270,291)
Fund share transactions: Proceeds from shares sold	88,469,291	241,198,305
Reinvestment of distributions	7,302,940	10,539,112
Cost of shares redeemed	(176,771,407)	(400,294,458)
Redemption fees	8,940	13,654
Net increase (decrease) in net assets from Fund share transactions	(80,990,236)	(148,543,387)
Increase (decrease) in net assets	(83,210,678)	(147,501,379)
Net assets at beginning of period	532,547,101	680,048,480
Net assets at end of period (including accumulated distributions in excess of net investment income of $242,800 and $237,040, respectively)	$ 449,336,423	$ 532,547,101

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 10.28	$ 10.33	$ 10.36	$ 10.40
Income from investment operations: Net investment income	.33[b]	.31[b]	.25[b]	.25[b]	.18
Net realized and unrealized gain (loss)	(.04)	.01	(.05)	(.03)	(.04)
Total from investment operations	.29	.32	.20	.22	.14
Less distributions from: Net investment income	(.34)	(.30)	(.25)	(.25)	(.18)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.36
Total Return (%)[c]	2.81	3.20[d]	1.97[d]	2.20[d]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	82	131	159	126
Ratio of expenses before expense reductions (%)	.88	.86	.83	.81	.80*
Ratio of expenses after expense reductions (%)	.88	.81	.80	.80	.80*
Ratio of net investment income (%)	3.25	2.97	2.42	2.43	2.34*
Portfolio turnover rate (%)	39	46	35	38	34
[a] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.26[b]	.23[b]	.17[b]	.17[b]	.12
Net realized and unrealized gain (loss)	(.05)	.01	(.04)	(.01)	(.05)
Total from investment operations	.21	.24	.13	.16	.07
Less distributions from: Net investment income	(.26)	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Total Return (%)[c]	2.07[d]	2.41[d]	1.23[d]	1.46	.81**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	5	7	6
Ratio of expenses before expense reductions (%)	1.69	1.59	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.60	1.56	1.55	1.55	1.54*
Ratio of net investment income (loss) (%)	2.53	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	39	46	35	38	34
[a] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 10.27	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.25[b]	.23[b]	.17[b]	.17[b]	.12
Net realized and unrealized gain (loss)	(.04)	.01	(.05)	(.01)	(.05)
Total from investment operations	.21	.24	.12	.16	.07
Less distributions from: Net investment income	(.25)	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.25	$ 10.29	$ 10.27	$ 10.33	$ 10.35
Total Return (%)[c]	2.11	2.40[d]	1.13	1.55	.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	37	51	71	66
Ratio of expenses before expense reductions (%)	1.65	1.61	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.65	1.56	1.55	1.55	1.54*
Ratio of net investment income (%)	2.47	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	39	46	35	38	34
[a] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 10.27	$ 10.30
Income from investment operations: Net investment income[b]	.36	.33	.19
Net realized and unrealized gain (loss)	(.05)	.01	(.04)
Total from investment operations	.31	.34	.15
Less distributions from: Net investment income	(.36)	(.32)	(.18)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 10.24	$ 10.29	$ 10.27
Total Return (%)[c]	3.09	3.35	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	260	303	2
Ratio of expenses before expense reductions (%)	.80	.73	.84*
Ratio of expenses after expense reductions (%)	.60	.67	.71*
Ratio of net investment income (%)	3.53	3.11	2.72*
Portfolio turnover rate (%)	39	46	35
[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.34
Income from investment operations: Net investment income	.36[a]	.33[a]	.27[a]	.28[a]	.31
Net realized and unrealized gain (loss)	(.04)	.02	(.04)	(.01)	.01
Total from investment operations	.32	.35	.23	.27	.32
Less distributions from: Net investment income	(.37)	(.33)	(.28)	(.29)	(.31)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Total Return (%)	3.11	3.47[b]	2.22[b]	2.52[b]	3.14[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	107	204	336	542
Ratio of expenses before expense reductions (%)	.58	.60	.58	.56	.56
Ratio of expenses after expense reductions (%)	.58	.55	.55	.55	.55
Ratio of net investment income (%)	3.54	3.23	2.67	2.68	2.92
Portfolio turnover rate (%)	39	46	35	38	34
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $5,745,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($479,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000), October 31, 2013 ($711,000) and October 31, 2015 ($631,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income	$ —
Capital loss carryforwards	$ (5,745,000)
Net unrealized appreciation (depreciation) on investments	$ (802,316)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2007	2006
Tax-exempt income	$ 16,193,258	$ 18,046,398
Ordinary income	$ 140,847	—

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $184,791,092 and $259,471,140, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management, Inc.("DAMI"),an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor of the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's Average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes of the Fund as follows:

Class B	1.60%
Class S	.60%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and proxy expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%
Institutional Class	.59%

For the year ended October 31, 2007, the Advisor reimbursed the Fund $365,171 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2007, the Advisor received an Administration Fee of $477,649, of which $38,312 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 24,558	$ —	$ 3,264
Class B	2,878	2,878	—
Class C	16,510	—	2,740
Class S	172,838	172,838	—
Institutional Class	1,911	—	668
	$ 218,695	$ 175,716	$ 6,672

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 28,334	$ 2,161
Class C	240,719	19,396
	$ 269,053	$ 21,557

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 158,297	$ —	$ 13,715.24%
Class B	9,324	348	294.25%
Class C	77,290	—	7,805.24%
	$ 244,911	$ 348	$ 21,814

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares was $14,468 and $2,395, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2007, DWS-SDI received $7,500 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "Report to shareholders" aggregated $41,205, of which $12,398 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2007, the Fund's custodian fees were reduced by $1,013 and $7,327, respectively, for custodian and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,629,195	$ 16,734,599	1,836,652	$ 18,892,370
Class B	9,496	97,640	26,195	269,364
Class C	228,251	2,344,524	298,489	3,067,656
Investment Class*	—	—	17,268,823	177,434,559
Class S	4,105,618	42,135,622	241,992	2,487,661
Institutional Class	2,641,171	27,156,906	3,795,609	39,046,695
		$ 88,469,291		$ 241,198,305
Shares issued to shareholders in reinvestment of distributions
Class A	143,099	$ 1,470,469	185,447	$ 1,907,561
Class B	6,542	67,222	6,736	69,258
Class C	46,612	478,846	57,124	587,270
Investment Class*	—	—	474,234	4,875,461
Class S	240,555	2,468,439	6,239	64,131
Institutional Class	274,225	2,817,964	295,144	3,035,431
		$ 7,302,940		$ 10,539,112
Shares redeemed
Class A	(3,588,692)	$ (36,908,145)	(6,892,228)	$ (70,880,976)
Class B	(106,510)	(1,094,805)	(135,657)	(1,395,182)
Class C	(1,057,018)	(10,862,759)	(1,716,531)	(17,645,661)
Investment Class*	—	—	(16,233,210)	(166,893,709)
Class S	(8,318,798)	(85,431,757)	(485,760)	(4,994,468)
Institutional Class	(4,131,628)	(42,473,941)	(13,469,232)	(138,484,462)
		$ (176,771,407)		$ (400,294,458)
Shares converted*
Investment Class	—	$ —	(29,466,353)	$ (303,080,551)
Class S	—	—	29,483,551	303,080,551
		$ —		$ —
Redemption fees		$ 8,940		$ 13,654
Net increase (decrease)
Class A	(1,816,398)	$ (18,703,077)	(4,870,129)	$ (50,079,858)
Class B	(90,472)	(929,943)	(102,726)	(1,055,969)
Class C	(782,155)	(8,039,389)	(1,360,918)	(13,990,735)
Investment Class*	—	—	(27,956,506)	(287,653,097)
Class S	(3,972,625)	(40,821,558)	29,246,022	300,637,875
Institutional Class	(1,216,232)	(12,496,269)	(9,378,479)	(96,401,603)
		$ (80,990,236)		$ (148,543,387)
* On October 20, 2006, Investment Class shares converted into Class S shares.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short-Term Municipal Bond Fund (the "Fund") at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2007, 99% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance office; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	73
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 731	23339E 723
Fund Number	436	636	736	2336	536

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Short-Term Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT-TERM MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$62,950	$0	$0	$0
2006	$61,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007